UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On May 15, 2018, Aspen Insurance Holdings Limited (“Aspen”) issued a press release, attached hereto as Exhibit 99.1, announcing that it has submitted an application to the Central Bank of Ireland for authorization of a new insurance subsidiary in Dublin, Republic of Ireland. Subject to regulatory approval, the new Irish subsidiary, Aspen Insurance Ireland DAC, will ensure that Aspen and its subsidiaries can continue serving partners and clients in the European Economic Area following the United Kingdom’s exit from the European Union.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 include forward-looking statements which reflect Aspen’s current views with respect to future events. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. Statements that include the words “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. Aspen intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements speak only as of the date on which they are made or as otherwise indicated. Aspen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)    The following exhibit is furnished under Item 7.01 as part of this report:
    99.1 Press Release of the Registrant, dated May 15, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: May 15, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer